[Pioneer Logo]

Pioneer
Real Estate
Shares


-------------------------
ANNUAL REPORT 12/31/99
-------------------------

Table of Contents
--------------------------------------------------------------------------------

Letter from the Chairman                           1
Portfolio Summary                                  2
Performance Update                                 3
Portfolio Management Discussion                    7
Schedule of Investments                           10
Financial Statements                              12
Notes to Financial Statements                     20
Report of Independent Public Accountants          25
Trustees, Officers and Service Providers          26
Pioneer Family of Mutual Funds                    27
Programs and Services for Pioneer Shareowners     28

Pioneer Real Estate Shares

--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN 12/31/99
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------

In an ever-changing investment environment, it can sometimes be difficult to be disciplined enough to adhere to your investment goals. We are bombarded every day with information and advice from a variety of sources. Magazine and newspaper headlines create a frenzy by shouting - "Top 10 stocks for the year 2000" - sending many investors scrambling to adjust their holdings. But as history often shows us, yesterday's winners are in no way tomorrow's sure thing.

We know it's challenging to digest all of this information. But no one can know with absolute certainty which stocks or bonds will have good performance. It is important to keep sight of your own investment goals and to stick to them. Jumping from one investment to another based upon the latest hot trend may not help you to reach the financial goals for which you are aiming. We think a well reasoned investment plan will.

The first few months of the year are a practical time to take a step back to revisit your investment goals and make appropriate adjustments in your personal portfolio. Scheduling a review session with your financial professional is a good starting point. A professional acquainted with your individual circumstances can help you to distill information, examine your current strategy and make informed decisions that can effectively satisfy your long-term investment needs.

Among the key topics to cover with your advisor is your retirement - including the IRA options available to you. Now is the time to think about making a 1999 contribution to an IRA, if you haven't already. This year, you'll have until April 17 to make your prior-year IRA contribution because April 15 falls on a Saturday. And, to begin taking advantage of tax-deferred growth, you might want to get a head start on your year 2000 contribution.

I encourage you to read on to learn more about Pioneer Real Estate Shares. If you have questions, please contact your investment professional. Visit our web site at www.pioneerfunds.com for more information about your fund or Pioneer.

Respectfully,

/s/ John F. Cogan, Jr.

John F. Cogan, Jr.
Chairman and President

Pioneer Real Estate Shares

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 12/31/99
--------------------------------------------------------------------------------

Portfolio   Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[Tabular Representation of Pie Chart]

Real Estate Investment Trust Common Stocks    90%
Short-Term Cash Equivalents                    4%
Real Estate-Related Common Stocks              6%

[End of Tabular Representation of Pie Chart]


Sector Allocation
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[Tabular Representation of Pie Chart]
[Begin Pie Chart]

Office/Industrial       29%
Apartments              15%
Hotels                  15%
Diverisified            14%
Retail                  11%
Storage                  5%
Triple-Net               5%
Manufactured Homes       3%
Other                    3%

[End of Tabular Representation of Pie Chart]


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

1. Equity Office Properties    7.31%         6. The Macerich Co.                4.04%
   Trust
2. Mack-Cali Realty Corp.      4.84          7. Archstone Communities           3.97
                                                Trust
3. Public Storage, Inc.        4.49          8. Cousins Properties, Inc.        3.85
4. Reckson Associates          4.40          9. Spieker Properties, Inc.        3.70
   Realty Corp.
5. Trizec Hahn Corp.           4.22         10. AvalonBay Communities, Inc.     3.66

Fund holdings will vary for other periods.

Pioneer Real Estate Shares

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/99                                       CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                   12/31/99       12/31/98
                            $12.18         $13.46

Distributions per Share     Income         Short-Term          Long-Term
(12/31/98 - 12/31/99)++     Dividends      Capital Gains       Capital Gains
                            $0.602            --                   --

++ The Fund also paid non-taxable distributions of $0.048 per share.

Investment Returns
--------------------------------------------------------------------------------
 The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Real Estate Shares at public offering price, compared to the growth of the Standard & Poor's (S&P) 500 Index and the Wilshire Real Estate Securities Index.

Average Annual Total Returns
(As of December 31, 1999)

              Net Asset  Public Offering
Period          Value       Public
Life-of-Fund    4.98%        3.98%
(10/25/93)
5 Years         6.97         5.91
1 Year         -4.70       -10.18

[Tabular Representation of Mountain Chart]

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

Growth of $10,000+

                                        Wilshire
             Pioneer                   Real Estate
           Real Estate     S&P 500      Securities
             Shares*        Index         Index
10/93         9,425        10,000        10,000
12/93         9,184        10,037         9,553
              9,409         9,701         9,884
12/94         9,206        10,175         9,709
              9,558        12,225        10,170
12/95        10,321        13,985        11,034
             10,858        15,394        12,046
12/96        14,083        17,186        15,103
             14,839        20,725        16,088
12/97        16,863        22,914        18,093
             15,773        26,965        17,133
12/98        13,528        29,449        14,941
             14,191        33,084        15,954
12/99        12,892        35,632        14,464

[End of Tabular Representation of Mountain Chart]

+ Index comparison begins 10/31/93. The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Wilshire Real Estate Securities Index is a market-capitalization weighted measure of the performance of 120 real estate securities. The Index is 94.0% REITs (equity and hybrid) and 6.0% real estate operating companies, and its returns are calculated monthly. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in the Indexes.

  Real estate investments may be subject to special risks, including risks related to general and local economic conditions, and risks related to an individual property.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Real Estate Shares

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/99                                       CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                   12/31/99       12/31/98
                            $12.11         $13.38

Distributions per Share     Income         Short-Term          Long-Term
(12/31/98 - 12/31/99)++     Dividends      Capital Gains       Capital Gains
                            $0.494             --                  --

++ The Fund also paid non-taxable distributions of $0.050 per share.

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Real Estate Shares, compared to the growth of the Standard & Poor's (S&P) 500 Index and the Wilshire Real Estate Securities Index.

Average Annual Total Returns
(As of December 31, 1999)

Period         If Held     If Redeemed*
Life-of-Fund    4.91%         4.23%
(1/31/96)
1 Year         -5.45         -9.07


* Reflects deduction of the maximum  applicable contingent deferred sales charge
 (CDSC) at the end of the period and assumes reinvestment of distributions.
  The maximum CDSC of 4% declines over six years.

[Tabular Representation of Mountain Chart]

Growth of $10,000

                                   Wilshire
         Pioneer                     Real
          Real          S&P         Estate
         Estate         500       Securities
         Shares*       Index        Index
 1/96    10,000       10,000       10,000
         10,108       10,203       10,281
 6/96    10,427       10,660       10,768
         11,555       10,987       11,404
12/96    13,481       11,902       13,501
         13,628       12,223       13,749
 6/97    14,156       14,352       14,381
         16,260       15,426       16,198
 12/9    16,023       15,868       16,174
         15,872       18,076       16,052
 6/98    14,945       18,673       15,315
         12,844       16,818       13,484
12/98    12,761       20,393       13,356
         11,903       21,407       12,893
 6/99    13,329       22,910       14,261
         12,174       21,482       12,900
12/99    11,765       24,675       12,930

[End of Tabular Representation of Mountain Chart]

The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Wilshire Real Estate Securities Index is a market-capitalization weighted measure of the performance of 120 real estate securities. The Index is 94.0% REITs (equity and hybrid) and 6.0% real estate operating companies, and its returns are calculated monthly. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in the Indexes.

Real estate investments may be subject to special risks, including risks related to general and local economic conditions, and risks related to an individual property.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Real Estate Shares

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/99                         CLASS C SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                   12/31/99       12/31/98
                            $12.12         $13.37

Distributions per Share     Income         Short-Term          Long-Term
(12/31/98 - 12/31/99)++     Dividends      Capital Gains       Capital Gains
                            $0.481           --                    --

++ The Fund also paid non-taxable distributions of $0.047 per share.

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Real Estate Shares, compared to the growth of the Standard & Poor's (S&P) 500 Index and the Wilshire Real Estate Securities Index.

Average Annual Total Returns
(As of December 31, 1999)

Period         If Held   If Redeemed*
Life-of-Fund    4.90%        4.90%
(1/31/96)
1 Year         -5.41        -5.41


* Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

[Tabular Representation of Mountain Chart]

                                   Wilshire
         Pioneer                     Real
          Real         S&P          Estate
         Estate        500        Securities
         Shares*      Index         Index
 1/96    10,000      10,000        10,000
         10,108      10,203        10,281
 6/96    10,418      10,660        10,768
         11,545      10,987        11,404
12/96    13,476      11,902        13,501
         13,613      12,223        13,749
 6/97    14,150      14,352        14,381
         16,252      15,426        16,198
12/97    16,019      15,868        16,174
         15,867      18,076        16,052
 6/98    14,941      18,673        15,315
         12,840      16,818        13,484
12/98    12,754      20,393        13,365
         11,897      21,407        12,893
 6/99    13,312      22,910        14,261
         12,158      21,482        12,900
12/99    12,064      24,675        12,930

[End of Tabular Representation of Mountain Chart]

The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Wilshire Real Estate Securities Index is a market-capitalization weighted measure of the performance of 120 real estate securities. The Index is 94.0% REITs (equity and hybrid) and 6.0% real estate operating companies, and its returns are calculated monthly. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in the Indexes.

Real estate investments may be subject to special risks, including risks related to general and local economic conditions, and risks related to an individual property.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Real Estate Shares

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/99                         CLASS Y SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                   12/31/99       12/31/98
                            $12.16         $13.46

Distributions per Share     Income         Short-Term          Long-Term
(12/31/98 - 12/31/99)++     Dividends      Capital Gains       Capital Gains
                            $0.698           --                    --


++ The Fund also paid non-taxable distributions of $0.052 per share.

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Real Estate Shares, compared to the growth of the Standard & Poor's (S&P) 500 Index and the Wilshire Real Estate Securities Index.

Average Annual Total Returns*
(As of December 31, 1999)

Period         If Held      If Redeemed
Life-of-Fund   -13.45%      -13.45%
(4/9/98)
1 Year          -4.10        -4.10


* Assumes reinvestment of distributions.

[Tabular Representation of Mountain Chart]

Growth of $10,000+

                                   Wilshire
        Pioneer                      Real
         Real          S&P          Estate
        Estate         500        Securities
        Shares*       Index         Index
 4/98   10,000       10,000        10,000
         9,929        9,812         9,904
 6/98    9,720       10,237         9,852
         9,121       10,118         9,166
         8,011        8,643         8,214
 9/98    8,383        9,220         8,673
         8,227        9,961         8,555
         8,299       10,549         8,715
12/98    8,361       11,180         8,591
         8,106       11,639         8,404
         8,063       11,263         8,338
 3/99    7,828       11,736         8,293
         8,741       12,180         9,177
         8,967       11,876         9,332
 6/99    8,791       12,560         9,173
         8,453       12,158         8,822
         8,389       12,081         8,690
 9/99    8,059       11,777         8,298
         7,813       12,513         8,144
         7,755       12,752         8,016
12/99    8,018       13,527         8,317

[End of Tabular Representation of Mountain Chart]

+ Index comparison begins 4/30/98. The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Wilshire Real Estate Securities Index is a market-capitalization weighted measure of the performance of 120 real estate securities. The Index is 94% REITs (equity and hybrid) and 6% real estate operating companies, and its returns are calculated monthly. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in the Indexes.

  Real estate investments may be subject to special risks, including risks related to general and local economic conditions, and risks related to an individual property.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Real Estate Shares

-------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/99
-------------------------------------------------------------------------------

In a year that will be remembered for the record-breaking success of technology and telecommunications stocks, it comes as no surprise that less prominent sectors of the economy turned in lackluster performance. Real estate investments sat in the shadows of these stellar performers for much of 1999, but we believe there is the prospect for better days ahead. A happy confluence of factors is setting the stage for the potential for solid growth - possibly with significantly less volatility than in the past. In the following interview, portfolio manager Matthew Ostrower explains the factors affecting Pioneer Real Estate Shares' performance during the last 12 months.

Q: Did real estate investments go the way of other out-of-favor stocks during the 12 months ending December 31?

A: Yes. Despite some very positive developments, including low vacancy rates and rising rents and property prices, investments in the commercial real estate market turned in sub-par performance during 1999. The fourth quarter was particularly difficult for the sector, as investors sought to realize tax losses through the sale of larger, more widely held real-estate companies to offset tax gains resulting from the sale of investments with strong price appreciation. For your Fund, however, effective stock picking and strategic sector allocations eased these market pressures. For the period, Class A, B and C shares generated total returns of -4.70%, -5.45% and -5.41%, respectively, at net asset value. In comparison, the Wilshire Real Estate Securities Index posted a return of -3.19% for the same period. The 134 real estate funds tracked by Lipper, Inc. retreated, on average, -3.29% for the same period. (Lipper is an independent firm that measures mutual fund performance.)

Q: Is this performance masking positive developments that bode well for the sector's future?

A: Absolutely. Today, the real estate market is healthier than it has been in a long time. Unlike the late 1980s and early 1990s, when overzealous lending led to overbuilding, the supply and demand of new properties is now balanced. This equilibrium is the product of cautious lending practices, which make construction financing harder and more expensive to acquire. Furthermore, the global credit crunch, brought on by Russia's

Pioneer Real Estate Shares

-------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/99                         (continued)
-------------------------------------------------------------------------------

   default in the later part of 1998, led banks to require developers to lease buildings before they would provide financing for a project.

   The industry is also benefiting from a wider range of information than was available 10 years ago. During the 1990s, the rising market capitalization of real-estate investment trusts (REITs) prompted Wall Street to hire REIT analysts to follow the companies. Their research is helping lenders and investors alike make better informed decisions. If a market such as Dallas show signs of overbuilding, for instance, lenders may scale back a project or scrap it entirely.

Q: How did you manage the Fund during the year?

A: Our sector decisions were instrumental. The various sectors that the real estate industry comprises have their own growth cycles, so it becomes very important to determine which ones offer the best opportunities for our shareowners. Our decision to invest heavily in apartments and office space proved very positive for the Fund, since they turned in the best comparative performance for the year ending December 31. With rents hitting historical highs and supply/demand dynamics in balance, the apartment sector currently is very profitable. We've focused on companies with exposure to markets with less new supply, such as Home Properties of New York, which owns apartments around New England. California-based Essex Property is benefiting from a strong local economy and limited new construction.

  Office REITs represent the largest sector weighting. Demand for office towers is at an all time high, thanks in no small part to a 10-year economic expansion and the rise of internet-related companies looking to lease huge amounts of space. Aggressive and entrepreneurial, Reckson Associates Realty epitomizes the best in the sector, with an attractive portfolio of buildings in greater New York City and northern New Jersey.

  On the other hand, the Fund has very limited assets invested in hotel and retail REITs. Hotels are suffering from overbuilding in some locations. We steadily sold off less desirable assets during the course of the year and now currently own just two well located, luxury hotels - Host Marriott and Starwood Hotels & Resorts. We also avoided community shopping mall REITs for the most part, since the group as a whole is lacking in high-quality companies with strong

 Pioneer Real Estate Shares

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   management teams. However, we are more optimistic about regional shopping malls, including Developers Diversified Realty, which owns retail properties across the nation.

Q: Quality is obviously a big theme for you. Are you also focused on improving the Fund's yield?

A: Income is an important component of our strategy, and we've found some very attractive opportunities. However, I must reiterate that quality is an overriding consideration in every investment decision we make. Higher-caliber, well managed real estate companies are in the best position to grow more dramatically when new opportunities emerge. They are also more likely to receive greater consideration by lenders when construction financing is limited.

   The final months of 1999 - when tax selling was at its height - tested our dedication to quality. We avoided the temptation to move out of higher-quality companies that were experiencing selling pressure, believing it was a temporary market phenomenon that did not reflect the true fundamentals of the underlying companies. If we'd succumbed to such pressures, we might have helped our performance a tiny bit in the short run. However, the Fund, and ultimately our shareholders, would have incurred increased trading costs. That's not prudent management in our book.

Q: What is your outlook?

A: I'm upbeat about prospects for REITs. Most are trading well below our estimate of their underlying real estate asset values, creating attractive buying opportunities. REIT balance sheets are also in the best condition in years. As always, the Fund is subject to risks similar to those associated with the direct ownership of real estate, including changing general and local economic, financial, competitive and environmental conditions. However, for value-oriented investors with an appreciation of growth strategies, it's a great time to gain exposure to a sector of the stock market that historically has moved independently of other asset classes.

Pioneer Real Estate Shares

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/99
-------------------------------------------------------------------------------

Shares                                                              Value
              COMMON STOCKS - 96.1%
              Real Estate Investment Trusts - 90.1%
  150,100     Archstone Communities Trust                   $ 3,077,050
   82,700     AvalonBay Communities, Inc.                     2,837,644
   43,500     Boston Properties, Inc.                         1,353,938
   82,700     Brandywine Realty Trust                         1,354,212
   85,700     Burnham Pacific Property, Inc.                    803,437
   85,300     Camden Property Trust                           2,335,088
   57,000     Charles E. Smith Residential Realty, Inc.       2,016,375
    7,000     Corporate Office Properties Trust                  53,375
   88,100     Cousins Properties, Inc.                        2,989,894
   53,300     Crescent Real Estate Equities, Inc.               979,387
  218,400     Developers Diversified Realty Corp.             2,811,900
  145,400     Duke-Weeks Realty Corp.                         2,835,300
   38,300     Entertainment Properties Trust                    505,081
  230,182     Equity Office Properties Trust                  5,668,232
   61,900     Equity Residential Property Trust               2,642,356
   77,000     Essex Property Trust, Inc.                      2,618,000
   84,100     Franchise Finance Corporation of America        2,013,144
   40,700     General Growth Properties, Inc.                 1,139,600
   57,900     Highwoods Properties, Inc.                      1,346,175
   85,200     Home Properties of New York, Inc.               2,337,675
  164,350     Host Marriott Corp.                             1,355,888
  150,500     The Macerich Co.                                3,132,281
  144,200     Mack-Cali Realty Corp.                          3,758,213
  163,100     Mission West Properties, Inc.                   1,264,025
   40,000     Pacific Gulf Properties, Inc.                     810,000
   55,700     Parkway Properties, Inc.                        1,604,856
   22,500     Philips International Realty Corp.                369,844
  127,600     Prentiss Properties Trust                       2,679,600
  153,600     Public Storage, Inc.                            3,484,800
  166,500     Reckson Associates Realty Corp.                 3,413,250
   65,600     Simon Property Group, Inc.                      1,504,700
   78,700     Spieker Properties, Inc.                        2,867,631
  117,900     Starwood Hotels & Resorts Trust                 2,770,650
   61,000     Vornado Realty Trust                            1,982,500
                                                            -----------
              Total Real Estate Investment Trusts           $72,716,101
                                                            -----------

10   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Shares                                                                     Value
                    Real Estate Services - 6.0%
       123,600      Catellus Development Corp.*                      $ 1,583,624
       194,000      Trizec Hahn Corp.                                  3,273,750
                                                                     -----------
                    Total Real Estate Services                       $ 4,857,374
                                                                     -----------
                    TOTAL INVESTMENT IN SECURITIES
                    (Cost $79,100,397)                               $77,573,475
                                                                     -----------
Principal
Amount
                    TEMPORARY CASH INVESTMENT - 3.9%
                    Commercial Paper - 3.9%
    $3,151,000      American Express Credit Corp., 4.25%, 1/3/00     $ 3,151,000
                                                                     -----------
                    TOTAL TEMPORARY CASH INVESTMENT
                    (Cost $3,151,000)                                $ 3,151,000
                                                                     -----------
                    TOTAL INVESTMENT IN SECURITIES AND
                    TEMPORARY CASH INVESTMENT - 100%
                    (Cost $82,251,397) (a)(b)                        $80,724,475
                                                                     ===========

 * Non-income producing security.

(a) At December 31, 1999, the net unrealized loss on investments based on cost for federal income tax purposes of $83,516,296 was as follows:

    Aggregate gross unrealized gain for all investments in which
      there is an excess of value over tax cost                     $  4,517,746
    Aggregate gross unrealized loss for all investments in which
      there is an excess of tax cost over value                       (7,309,567)
                                                                    ------------
    Net unrealized loss                                             $ (2,791,821)
                                                                    ============

(b) At December 31, 1999, the Fund had a net capital loss carryforward of $15,366,574 which will expire in 2007 if not utilized.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 1999 aggregated $41,414,481 and $88,351,930, respectively.

The accompanying notes are an integral part of these financial statements.   11

Pioneer Real Estate Shares

--------------------------------------------------------------------------------
BALANCE SHEET 12/31/99
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (including temporary cash investment
    of $3,151,000) (cost $82,251,397)                                        $80,724,475
  Cash                                                                               971
  Receivables -
   Investment securities sold                                                     32,974
   Fund shares sold                                                              103,618
   Dividends and interest                                                        731,826
  Other                                                                            2,726
                                                                             -----------
     Total assets                                                            $81,596,590
                                                                             -----------
LIABILITIES:
  Payables -
   Investment securities purchased                                           $    26,206
   Fund shares repurchased                                                       656,291
  Due to affiliates                                                              153,672
  Accrued expenses                                                               105,192
                                                                             -----------
     Total liabilities                                                       $   941,361
                                                                             -----------
NET ASSETS:
  Paid-in capital                                                            $99,221,749
  Accumulated net realized loss on investments                               (17,039,598)
  Net unrealized loss on investments                                          (1,526,922)
                                                                             -----------
     Total net assets                                                        $80,655,229
                                                                             -----------
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $40,113,142/3,293,333 shares)                            $     12.18
                                                                             ===========
  Class B (based on $33,068,679/2,729,572 shares)                            $     12.11
                                                                             ===========
  Class C (based on $6,565,912/541,902 shares)                               $     12.12
                                                                             ===========
  Class Y (based on $907,496/74,652 shares)                                  $     12.16
                                                                             ===========
MAXIMUM OFFERING PRICE:
  Class A                                                                    $     12.92
                                                                             ===========

12  The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/99

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $12,345)      $6,588,158
  Interest                                                      55,941
                                                            ----------
    Total investment income                                                 $  6,644,099
                                                                            ------------
EXPENSES:
  Management fees                                           $1,079,759
  Transfer agent fees
   Class A                                                     205,438
   Class B                                                     165,798
   Class C                                                      42,563
   Class Y                                                         265
  Distribution fees
   Class A                                                     125,807
   Class B                                                     436,918
   Class C                                                      94,462
  Administrative fees                                            3,932
  Custodian fees                                                41,232
  Registration fees                                             54,991
  Professional fees                                             50,045
  Printing                                                      38,943
  Fees and expenses of nonaffiliated trustees                   19,890
  Miscellaneous                                                 14,327
                                                            ----------
    Total expenses                                                          $  2,374,370
    Less management fees waived by Pioneer
      Investment Management, Inc.                                               (152,097)
    Less fees paid indirectly                                                    (10,761)
                                                                            ------------
    Net expenses                                                            $  2,211,512
                                                                            ------------
     Net investment income                                                  $  4,432,587
                                                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investments                                          $(17,501,018)
  Change in net unrealized loss on investments                                 6,933,707
                                                                            ------------
   Net loss on investments                                                  $(10,507,311)
                                                                            ------------
   Net decrease in net assets resulting from operations                     $ (6,074,724)
                                                                            ============

The accompanying notes are an integral part of these financial statements.   13

Pioneer Real Estate Shares

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

For the Years Ended 12/31/99 and 12/31/98

                                                            Year Ended         Year Ended
FROM OPERATIONS:                                             12/31/99           12/31/98

Net investment income                                     $  4,432,587       $  5,645,694
Net realized gain (loss) on investments                    (17,501,018)         2,677,399
Change in net unrealized gain or loss on investments         6,993,707        (50,906,919)
                                                          ------------       ------------
   Net decrease in net assets resulting from
     operations                                           $ (6,074,724)      $(42,583,826)
                                                          ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  Class A ($0.60 and $0.51 per share, respectively)       $ (2,343,384)      $ (2,854,293)
  Class B ($0.49 and $0.42 per share, respectively)         (1,575,423)        (1,878,714)
  Class C ($0.48 and $0.42 per share, respectively)           (318,887)          (480,177)
  Class Y ($0.70 and $0.44 per share, respectively)            (54,605)           (46,919)
Net realized gain:
  Class A ($0.00 and $0.27 per share, respectively)                  -         (1,358,104)
  Class B ($0.00 and $0.27 per share, respectively)                  -         (1,129,556)
  Class C ($0.00 and $0.27 per share, respectively)                  -           (261,168)
  Class Y ($0.00 and $0.27 per share, respectively)                               (26,854)
Tax return of capital:
  Class A ($0.05 and $0.08 per share, respectively)           (182,770)          (458,088)
  Class B ($0.05 and $0.05 per share, respectively)           (145,798)          (217,538)
  Class C ($0.05 and $0.05 per share, respectively)            (30,935)           (55,170)
  Class Y ($0.05 ans $0.06 per share, respectively)             (3,998)            (6,641)
                                                          ------------       ------------
Total distributions to shareholders                       $ (4,655,800)      $ (8,773,222)
                                                          ------------       ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                          $ 16,875,294       $ 42,387,508
Reinvestment of distributions                                3,580,646          6,654,714
Cost of shares repurchased                                 (66,192,745)       (83,257,141)
                                                          ------------       ------------
  Net decrease in net assets resulting from fund
    share transactions                                    $(45,736,805)      $(34,214,919)
                                                          ------------       ------------
  Net decrease in net assets                              $(56,467,329)      $(85,571,967)
NET ASSETS:
Beginning of year                                          137,122,558        222,694,525
                                                          ------------       ------------
End of year (including accumulated undistributed net
  investment income of $0 and $349,899, respectively)     $ 80,655,229       $137,122,558
                                                          ============       ============

14  The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    '99 Shares       '99 Amount          '98 Shares       '98 Amount
CLASS A
Shares sold                             623,783     $  8,422,575           1,181,291     $ 19,016,383
Reinvestment of distributions           173,426        2,171,157             279,733        4,023,577
Less shares repurchased              (2,526,596)     (32,864,849)         (2,940,201)     (45,729,358)
                                     ----------     ------------          ----------     ------------
  Net decrease                       (1,729,387)    $(22,271,117)         (1,479,177)    $(22,689,398)
                                     ==========     ============          ==========     ============
CLASS B
Shares sold                             527,672     $  6,976,256           1,004,622     $ 16,386,086
Reinvestment of distributions            89,725        1,114,430             144,220        2,032,031
Less shares repurchased              (2,027,763)     (25,979,704)         (1,680,658)     (25,450,815)
                                     ----------     ------------          ----------     ------------
  Net decrease                       (1,410,366)    $(17,889,018)           (531,816)    $ (7,032,698)
                                     ==========     ============          ==========     ============
CLASS C
Shares sold                              94,553     $  1,241,257             308,128     $  4,957,748
Reinvestment of distributions            19,047          236,429              36,667          518,692
Less shares repurchased                (523,887)      (6,726,348)           (761,505)     (11,790,559)
                                     ----------     ------------          ----------     ------------
  Net decrease                         (410,287)    $ (5,248,662)           (416,710)    $ (6,314,119)
                                     ==========     ============          ==========     ============
CLASS Y*
Shares sold                              17,906     $    235,206             116,914     $  2,027,291
Reinvestment of distributions             4,710           58,630               5,786           80,414
Less shares repurchased                 (49,137)        (621,844)            (21,527)        (286,409)
                                     ----------     ------------          ----------     ------------
  Net increase (decrease)               (26,521)    $   (328,008)            101,173     $  1,821,296
                                     ==========     ============          ==========     ============

*Class Y shares were first publicly offered on April 9, 1998.

The accompanying notes are an integral part of these financial statements.   15

Pioneer Real Estate Shares

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/99
--------------------------------------------------------------------------------

                                                             Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
CLASS A                                                       12/31/99     12/31/98     12/31/97     12/31/96     12/31/95
Net asset value, beginning of year                            $ 13.46      $  17.81     $ 15.52      $ 12.02      $ 11.38
                                                              -------      --------     -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income                                        $  0.65      $   0.56     $  0.41      $  0.42      $  0.32
 Net realized and unrealized gain (loss) on investments        ( 1.28)        (4.05)       2.61        3.82         1.01
                                                              -------      --------     -------      -------      -------
   Net increase (decrease) from investment operations         $ (0.63)     $  (3.49)    $  3.02      $  4.24      $  1.33
Distributions to shareholders:
 Net investment income                                          (0.60)        (0.51)       (0.36)      (0.40)       (0.33)
 In excess of net investment income                                 -             -            -           -        (0.02)
 Net realized gain                                                  -         (0.27)       (0.23)      (0.34)           -
 Tax return of capital                                          (0.05)        (0.08)       (0.14)          -        (0.34)
                                                              -------      --------     --------     -------      -------
Net increase (decrease) in net asset value                    $ (1.28)     $  (4.35)    $   2.29      $ 3.50      $  0.64
                                                              -------      --------     --------      ------      -------
Net asset value, end of year                                  $ 12.18      $  13.46     $  17.81      $15.52      $ 12.02
                                                              =======      ========     ========      ======      =======
Total return*                                                   (4.70)%      (19.77)%      19.74%      36.45%       12.11%
Ratio of net expenses to average net assets +                    1.69%         1.69%        1.65%       1.71%        1.77%
Ratio of net investment income to average net assets +           4.45%         3.29%        2.51%       3.52%        2.73%
Portfolio turnover rate                                            39%           11%          28%         47%          10%
Net assets, end of year (in thousands)                        $40,113      $ 67,619     $115,772     $72,572      $27,491
Ratios assuming no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                                    1.83%         1.69%        1.65%       2.09%        2.59%
 Net investment income                                           4.31%         3.29%        2.51%       3.14%        1.91%
Ratios assuming waiver of management fees by PIM and
 reduction for fees paid indirectly:
 Net expenses                                                    1.67%         1.67%        1.63%       1.69%        1.75%
 Net investment income                                           4.47%         3.31%        2.53%       3.54%        2.75%

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 + Ratios assuming no reduction for fees paid indirectly.


16  The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/99
--------------------------------------------------------------------------------

                                                              Year Ended     Year Ended     Year Ended      1/31/96 to
CLASS B                                                        12/31/99       12/31/98       12/31/97        12/31/96
Net asset value, beginning of period                            $ 13.38        $  17.70       $ 15.45        $ 12.09
                                                                -------        --------       -------        -------
Increase (decrease) from investment operations:
 Net investment income                                          $  0.52        $   0.45       $  0.28        $  0.35
 Net realized and unrealized gain (loss) on investments           (1.25)          (4.03)         2.60           3.73
                                                                -------        --------       -------        -------
   Net increase (decrease) from investment operations           $ (0.73)       $  (3.58)      $  2.88        $  4.08
Distributions to shareholders:
 Net investment income                                            (0.49)          (0.42)        (0.29)         (0.35)
 In excess of net investment income                                   -               -             -          (0.03)
 Net realized gain                                                    -           (0.27)        (0.23)         (0.34)
 Tax return of capital                                            (0.05)          (0.05)        (0.11)             -
                                                                -------        --------       -------        -------
Net increase (decrease) in net asset value                      $ (1.27)       $  (4.32)      $  2.25        $  3.36
                                                                -------        --------       -------        -------
Net asset value, end of period                                  $ 12.11        $  13.38       $ 17.70        $ 15.45
                                                                =======        ========       =======        =======
Total return*                                                     (5.45)%        (20.36)%       18.85%          34.81%
Ratio of net expenses to average net assets +                      2.45%           2.45%         2.39%           2.33%**
Ratio of net investment income to average net assets +             3.75%           2.77%         1.82%           3.73%**
Portfolio turnover rate                                              39%             11%           28%             47%
Net assets, end of period (in thousands)                        $33,069        $ 55,407       $82,695        $ 26,379
Ratios assuming no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                                      2.59%           2.45%         2.39%           2.45%**
 Net investment income                                             3.61%           2.77%         1.82%           3.61%**
Ratios assuming waiver of management fees by PIM and
 reduction for fees paid indirectly:
 Net expenses                                                      2.44%           2.44%         2.36%           2.30%**
 Net investment income                                             3.76%           2.78%         1.85%           3.76%**

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
 + Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   17

Pioneer Real Estate Shares

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/99
--------------------------------------------------------------------------------

                                                              Year Ended      Year Ended     Year Ended      1/31/96 to
CLASS C                                                        12/31/99        12/31/98       12/31/97        12/31/96
Net asset value, beginning of period                            $ 13.37        $  17.70       $ 15.46        $ 12.09
                                                                -------        --------       -------        -------
Increase (decrease) from investment operations:
 Net investment income                                          $  0.52        $   0.45       $  0.29        $  0.34
 Net realized and unrealized gain (loss) on investments           (1.24)          (4.04)         2.59           3.73
                                                                -------        --------       -------        -------
   Net increase (decrease) from investment operations           $ (0.72)       $  (3.59)      $  2.88        $  4.07
Distributions to shareholders:
 Net investment income                                            (0.48)          (0.42)        (0.30)          (0.34)
 In excess of net investment income                                   -               -             -           (0.02)
 Net realized gain                                                    -           (0.27)        (0.23)          (0.34)
 Tax return of capital                                            (0.05)          (0.05)        (0.11)              -
                                                                -------        --------       -------        --------
Net increase (decrease) in net asset value                      $ (1.25)       $  (4.33)      $  2.24        $   3.37
                                                                -------        --------       -------        --------
Net asset value, end of period                                  $ 12.12        $  13.37       $ 17.70        $  15.46
                                                                =======        ========       =======        ========
Total return*                                                     (5.41)%        (20.38)%       18.86%         34.76  %
Ratio of net expenses to average net assets +                      2.52%           2.41%         2.35%           2.35%**
Ratio of net investment income to average net assets +             3.63%           2.67%         1.88%           3.66%**
Portfolio turnover rate                                              39%             11%           28%             47%
Net assets, end of period (in thousands)                        $ 6,566        $ 12,735       $24,227        $  6,699
Ratios assuming no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                                      2.66%           2.41%         2.35%           2.48%**
 Net investment income                                             3.49%           2.67%         1.88%           3.53%**
Ratios assuming waiver of management fees by PIM and
 reduction for fees paid indirectly:
 Net expenses                                                      2.51%           2.40%         2.32%           2.32%**
 Net investment income                                             3.64%           2.68%         1.91%           3.69%**

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
 + Ratios assuming no reduction for fees paid indirectly.

18   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/99
--------------------------------------------------------------------------------

                                                            Year Ended      4/9/98 to
                                                             12/31/99        12/31/98
CLASS Y
Net asset value, beginning of period                          $13.46         $17.52
                                                             -------       --------
Increase (decrease) from investment operations:
 Net investment income                                        $ 0.70         $ 0.47
 Net realized and unrealized loss on investments               (1.25)         (3.76)
                                                             -------       ---------
  Net decrease from investment operations                     $(0.55)        $(3.29)
Distributions to shareholders:
 Net investment income                                         (0.70)         (0.44)
 Net realized gain                                                 -          (0.27)
 Tax return of capital                                         (0.05)         (0.06)
                                                             -------       ---------
Net decrease in net asset value                               $(1.30)        $(4.06)
                                                             -------       ---------
Net asset value, end of period                                $12.16          $13.46
                                                             =======        ========
Total return*                                                  (4.10)%       (18.78)%
Ratio of net expenses to average net assets +                   1.01%          1.21%**
Ratio of net investment income to average net assets +          5.14%          4.31%**
Portfolio turnover rate                                           39%            11%
Net assets, end of period (in thousands)                      $  907         $1,362
Ratios assuming no waiver of management fees by PIM
  and no reduction for fees paid indirectly:
 Net expenses                                                   1.24%             _
 Net investment income                                          5.00%             _
Ratios assuming waiver of management fees by PIM and
  reduction for fees paid indirectly:
 Net expenses                                                   1.10%          1.21%**
 Net investment income                                          5.14%          4.31%**

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.
 ** Annualized.
 +  Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   19

Pioneer Real Estate Shares

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/99
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Real Estate Shares (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital. Current income is a secondary objective.

The Fund offers four classes of shares--Class A, Class B, Class C, and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B and Class C shareholders have exclusive voting rights with respect to the distribution plan for each class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

A.   Security Valuation

     Security transactions are recorded on trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

Pioneer Real Estate Shares

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Because the Fund may invest a substantial portion of its assets in Real Estate Investment Trusts (REITs), the Fund may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

B.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     A portion of the dividend income recorded by the Fund is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital, are recorded by the Fund as a reduction of the cost basis of the securities held.

Pioneer Real Estate Shares

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/99                            (continued)
--------------------------------------------------------------------------------


     At December 31, 1999, the Fund reclassified $461,420 and $28,767 from accumulated undistributed net investment income to accumulated net realized loss on investments and paid-in capital, respectively. The reclassifications has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

C.   Fund Shares

     The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $12,473 in underwriting commissions on the sale of fund shares during the year ended December 31, 1999.

D.   Class Allocations

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Class Y shares are not subject to a distribution plan. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3 ). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to all classes of shares based on their respective percentage of adjusted net assets at the beginning of the day.

     Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C and Class Y can bear different transfer agent and distribution fees.

2.   Management Agreement

Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 1.00% of the Fund's average daily net assets. PIM had appointed Boston Financial Securities, Inc. (BFS) as the Fund's subadviser. As compensation for its subadvisory services, PIM paid BFS a management fee at the annual rate of 0.25% of the Fund's average daily net assets up to $27 million and 0.50% of excess over $27 million. This agreement has been terminated effective November 3, 1999. Effective April 1, 1999, PIM has agreed not to impose a portion of its management fee to the extent necessary to reduce the fee from 1.00% to 0.80% of the Fund's average daily net assets. This agreement is voluntary and temporary and may be revised or terminated at any time.

Pioneer Real Estate Shares

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At December 31, 1999, $57,400 was payable to PIM related to management fees, administrative fees and certain other services.

3. Transfer Agent

Pioneering Services Corporation (PSC), a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $52,059 in transfer agent fees payable to PSC at December 31, 1999.

4. Distribution Plans

The Fund adopted Plans of Distribution with respect to Class A, Class B and Class C shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $44,213 in distribution fees payable to PFD at December 31, 1999.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 1999, CDSCs in the amount of $338,174 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended December 31, 1999, the Fund's expenses were reduced by $10,761 under such arrangements.

Pioneer Real Estate Shares

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/99 (continued)
--------------------------------------------------------------------------------

6. Line of Credit Facility

The Fund along with certain other funds in the Pioneer Family of Funds (the Funds) collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits.

The average daily amount of borrowings outstanding during the year ended December 31, 1999, was $27,030. The average daily shares outstanding during the year were 8,284,747 resulting in an average borrowing of less than one cent per share. The related weighted average annualized interest rate for the year was 5.5%, and the total interest expense on such borrowings was $2,667.

Pioneer Real Estate Shares

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------
To the Shareowners and the Board of Trustees of Pioneer Real Estate Shares:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Real Estate Shares as of December 31, 1999, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Real Estate Shares as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Boston, Massachusetts
February 4, 2000

Pioneer Real Estate Shares

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees                              Officers
John F. Cogan, Jr.                    John F. Cogan, Jr., Chairman and
Mary K. Bush                           President
Blake Eagle                           David D. Tripple, Executive Vice
Richard H. Egdahl, M.D.                President
Margaret B.W. Graham                  Stephen G. Kasnet, Vice President
Stephen G. Kasnet                     Eric W. Reckard, Treasurer
John W. Kendrick                      Joseph P. Barri, Secretary
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneering Services Corporation

--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

Growth Funds                          Income Funds
United States                         Taxable
Pioneer Capital Growth Fund           Pioneer America Income Trust
Pioneer Growth Shares                 Pioneer Bond Fund
Pioneer Micro-Cap Fund                Pioneer Limited Maturity Bond Fund
Pioneer Mid-Cap Fund                  Pioneer Strategic Income Fund
Pioneer Small Company Fund
Pioneer Tax-Managed Fund              Tax-Free
                                      Pioneer Tax-Free Income Fund

International/Global                  Money Market Fund
Pioneer Emerging Markets Fund         Pioneer Cash Reserves Fund*
Pioneer Europe Fund
Pioneer Indo-Asia Fund
Pioneer International Growth Fund
Pioneer World Equity Fund

Growth and Income Funds
Pioneer Fund
Pioneer II
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Real Estate Shares

*An investment in the Fund is not insured or guaranteed by the Federal Deposit
 Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------
Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.

FactFone(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

90-Day Reinstatement Privilege (for Class A Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Automatic Exchange Program

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997

Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                               1-800-225-4240

Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                       www.pioneerfunds.com

This report must be preceded or accompanied by a current
Fund prospectus.

[Pioneer  Pioneer Investment Management, Inc.                      7316-00-0200
  Logo]    60 State Street                  (C) Pioneer Funds Distributor, Inc.
           Boston, Massachusetts 02109 [Recycle Logo] Printed on Recycled Paper www.pioneerfunds.com